Exhibit 32.1

CERTIFICATION of principal EXECUTIVE officer PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “Report”), by Celcuity Inc. (the “Registrant”), I, Brian F. Sullivan, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2026	By	/s/ Brian F. Sullivan
Brian F. Sullivan
Chairman and Chief Executive Officer